                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JANUARY 6, 2006

                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-19480                 58-1651222
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                 File No.)            Identification No.)

1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA                   30004
       (Address of principal executive offices)                       (Zip Code)

                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     On January 12, 2006, Per-Se Technologies, Inc. (the "Company" or the
"Registrant") filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission to report, among other items, the completion of its acquisition of NDCHealth Corporation ("NDCHealth"). This Form 8-K/A is being filed to provide required financial statements and pro forma financial information within 71 days after the date on which the Form 8-K was required to be filed. Item 9.01 of the Form 8-K is hereby amended and restated as follows:

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

     The following financial statements of NDCHealth were filed as part of Amendment No. 2 to the Company's Registration Statement on Form S-4 (File No. 333-128612) (the "Form S-4") and are incorporated herein by reference:

     - Consolidated Financial Statements as of May 27, 2005 and May 28, 2004, and for each of the three years in the period ended May 27, 2005.

     - Condensed Consolidated Financial Statements for the three months ended September 2, 2005 and August 27, 2004 (Unaudited).

     (b)  Pro Forma Financial Information.

     The pro forma financial information set forth in the section entitled "Unaudited Pro Forma Condensed Combined Financial Statements" beginning on page 142 and ending on page 154 of the Form S-4 is incorporated herein by reference.

     (c)  Exhibits.

     The following exhibits are filed with this Report:

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
EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
 2.1*     Agreement and Plan of Merger, dated as of August 26, 2005, by and among the Company, Purchaser and NDCHealth (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K
          filed on August 30, 2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and
          Exchange Commission upon request.

 2.2*     Stock Purchase Agreement, dated as of August 26, 2005, by and among WK
          Health, the Information Management Subsidiary and NDCHealth
          (incorporated herein by reference to Exhibit 2.1 to NDCHealth's
          Current Report on Form 8-K filed on August 29, 2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange Commission upon request.

 10.1* Amended and Restated Credit Agreement, dated as of January 6, 2006, among the Company, certain domestic subsidiaries of the Company, Bank of America, N.A., Wachovia Bank, National Association, and the other lenders party thereto.

 10.2* Data Supply and Services Agreement, dated as of January 6, 2006, by and among the Information Management Subsidiary, NDCHealth and the Company.

 10.3*    Retail Informatics and Services Agreement, dated as of January 6,
          2006, by and between the Information Management Subsidiary and NDCHealth.

 23.1     Consent of Ernst & Young LLP.

 99.1*    Press Release dated January 6, 2006.

 99.2*    Press Release dated January 9, 2006.

*    Previously filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2006

                                        PER-SE TECHNOLOGIES, INC.


                                        By: /s/ CHRIS E. PERKINS
                                            ------------------------------------
                                            Chris E. Perkins
                                            Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                   DESCRIPTION
-------                                 -----------
 2.1*     Agreement and Plan of Merger, dated as of August 26, 2005, by and among the Company, Purchaser and NDCHealth (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K
          filed on August 30, 2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and
          Exchange Commission upon request.

 2.2*     Stock Purchase Agreement, dated as of August 26, 2005, by and among WK
          Health, the Information Management Subsidiary and NDCHealth
          (incorporated herein by reference to Exhibit 2.1 to NDCHealth's
          Current Report on Form 8-K filed on August 29, 2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange Commission upon request.

 10.1* Amended and Restated Credit Agreement, dated as of January 6, 2006, among the Company, certain domestic subsidiaries of the Company, Bank of America, N.A., Wachovia Bank, National Association, and the other lenders party thereto.

 10.2* Data Supply and Services Agreement, dated as of January 6, 2006, by and among the Information Management Subsidiary, NDCHealth and the Company.

 10.3*    Retail Informatics and Services Agreement, dated as of January 6,
          2006, by and between the Information Management Subsidiary and NDCHealth.

 23.1     Consent of Ernst & Young LLP.

 99.1*    Press Release dated January 6, 2006.

 99.2*    Press Release dated January 9, 2006.

*    Previously filed.